Exhibit 10(b)

                       CONSENT OF SHEARMAN & STERLING LLP

      We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 14 to the Registration Statement on Form N-1A (811-7885) of Quantitative Master Series Trust.

                                                     /s/ Shearman & Sterling LLP
                                                     ---------------------------
                                                         Shearman & Sterling LLP

New York, New York
April 28, 2004